UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2012

SSI INTERNATIONAL LTD
(Exact name of Registrant as specified in its charter)

Nevada	000-53999	26-1094531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 South Virginia, Suite 116
Reno, NV 89502
(Address of principal executive offices, including zip code)

(775) 284-0370
(Registrant's telephone number, including area code)

RIDER EXPLORATION, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On March 29, 2012, we filed a certificate of amendment to our articles of incorporation with the Nevada Secretary of State to change our name to “SSI International Ltd.”  This amendment was unanimously approved by our board of directors and was also authorized by stockholders holding a majority of our voting power.

We have requested a new symbol from FINRA in connection with the recent name change and as of the date of this report, we have not received the new symbol from FINRA.  We intend to disclose the new symbol upon assignment by FINRA.

Item 9.01	Financial Statements and Exhibits

3.01	Certificate of Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rider Exploration, Inc.

By:	/s/ Hakim
Hakim
Title:	Chief Executive Officer

Dated: June 12, 2012